Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Mobile Payments ETF

(the “Fund”)

September 18, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information
Dated January 26, 2024

IMPORTANT NOTICE REGARDING A CHANGE IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about October 3, 2024 (the “Effective Date”), the Fund’s name will change to the “Amplify Digital Payments ETF.”

The change will not affect the Fund’s investment objective, principal investment strategy or portfolio holdings and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.